UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2005

                            WATERFORD GAMING, L.L.C.

             (Exact name of Registrant as specified in its charter)


     Delaware                    333-17795                          06-1465402
------------------            ---------------                   ----------------
(State or other              (Commission file                   (I.R.S. employer
jurisdiction of               number)                            identification
incorporation or                                                 number)
organization)


                     914 Hartford Turnpike
                          P.O. Box 715
                         Waterford, CT                06385
           --------------------------------------   ----------
          (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code: (860)442-4559


Item 8.01

On May 17, 2005, the Mohegan Tribal Gaming Authority (the "Authority") filed a Form 12b-25, Notice of Late Filing for Form 10-Q, under the Securities Act of 1933, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 12b-25, Securities and Exchange Commission file reference No. 033-80655.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            WATERFORD GAMING, L.L.C.



Date: May 18, 2005                  By:/s/Len Wolman
                                    Len Wolman, Chief Executive Officer